EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

                   PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN
                   YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

                  Please detach at perforation before mailing.

 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                    EVERGREEN CALIFORNIA MUNICIPAL BOND FUND,
                      a series of Evergreen Municipal Trust


                      PROXY FOR THE MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 23, 1999


         The undersigned, revoking all Proxies heretofore given, hereby appoints Michael H. Koonce, Maureen E. Towle, Catherine E. Foley, Beth Werths and Sally
E. Ganem or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of Evergreen California Municipal Bond Fund, a series of Evergreen Municipal Trust ("California Fund") that the undersigned is entitled to vote at the special meeting of shareholders of California Fund to be held at 2:00 p.m. on July 23, 1999 at the offices of the Evergreen Funds, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116 and at any adjournments thereof, as fully as the undersigned would be entitled to vote if personally present.

         NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

                           Date                 , 1999


                           ----------------------------------------

                           ----------------------------------------
                           Signature(s) and Title(s), if applicable

 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF EVERGREEN MUNICIPAL TRUST. THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF EVERGREEN MUNICIPAL TRUST RECOMMENDS A VOTE FOR THE PROPOSALS. PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK. DO NOT USE RED INK.
EXAMPLE: X


         1. To approve an Agreement and Plan of Reorganization whereby Evergreen High Grade Municipal Bond Fund, a series of Evergreen Municipal Trust, will (i) acquire all of the assets of California Fund in exchange for shares of Evergreen High Grade Municipal Bond Fund; and (ii) assume the identified liabilities of California Fund, as substantially described in the accompanying Prospectus/Proxy Statement.


         ---- FOR        ---- AGAINST      ---- ABSTAIN

         2. To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.

         ---- FOR        ---- AGAINST      ---- ABSTAIN

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

                   PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN
                   YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

                  Please detach at perforation before mailing.

          - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                     EVERGREEN NEW YORK MUNICIPAL BOND FUND,
                      a series of Evergreen Municipal Trust


                      PROXY FOR THE MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 23, 1999


         The undersigned, revoking all Proxies heretofore given, hereby appoints Michael H. Koonce, Maureen E. Towle, Catherine E. Foley, Beth Werths and Sally
E. Ganem or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of Evergreen New York Municipal Bond Fund, a series of Evergreen Municipal Trust ("New York Fund") that the undersigned is entitled to vote at the special meeting of shareholders of New York Fund to be held at 2:00 p.m. on July 23, 1999 at the offices of the Evergreen Funds, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116 and at any adjournments thereof, as fully as the undersigned would be entitled to vote if personally present.

         NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

                           Date                 , 1999


                           ----------------------------------------

                           ----------------------------------------
                           Signature(s) and Title(s), if applicable

 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF EVERGREEN MUNICIPAL TRUST. THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF EVERGREEN MUNICIPAL TRUST RECOMMENDS A VOTE FOR THE PROPOSALS. PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK. DO NOT USE RED INK.
EXAMPLE: X


         1. To approve an Agreement and Plan of Reorganization whereby Evergreen High Grade Municipal Bond Fund, a series of Evergreen Municipal Trust, will (i) acquire all of the assets of New York Fund in exchange for shares of Evergreen High Grade Municipal Bond Fund; and (ii) assume the identified liabilities of New York Fund, as substantially described in the accompanying Prospectus/Proxy Statement.


         ---- FOR        ---- AGAINST      ---- ABSTAIN

         2. To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.

         ---- FOR        ---- AGAINST      ---- ABSTAIN